UNAUDITED PRO FORMA COMBINED CONDENSED
                             FINANCIAL INFORMATION

  The following unaudited pro forma financial information combines the historical consolidated balance sheets and statements of income of Brooklyn Union and LILCO including their respective subsidiaries, after giving effect to the Binding Share Exchanges. Brooklyn Union's balance sheet as of September 30, 1996 and results of operations for each of the three fiscal years in the period ended September 30, 1996 have been combined with LILCO's balance sheet as of December 31, 1996 and results of operations for each of the three fiscal years in the period ended December 31, 1996 to arrive at the unaudited pro forma combined condensed balance sheet as of December 31, 1996 and the statements of income for each of the three fiscal years in the period ended December 31, 1996. The unaudited pro forma combined condensed balance sheet at December 31, 1996 gives effect to the Binding Share Exchanges as if they had occurred at December 31, 1996. The unaudited pro forma combined condensed statements of income for each of the three fiscal years in the period ended December 31, 1996 give effect to the Binding Share Exchanges as if they had occurred at January 1, 1994. These statements are prepared on the basis of accounting for the Binding Share Exchanges as a pooling of interests and are based on the assumptions set forth in the notes thereto.

The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of Brooklyn Union included herein and LILCO, as filed in LILCO's Form 10-K for the year ended December 31, 1996. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Binding Share Exchanges been consummated on the date, or at the beginning of the period, for which the Binding Share Exchanges are being given effect nor is it necessarily indicative of future operating results or financial position.


                           [BUG/LILCO] HOLDING CORP.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               December 31, 1996
                                 (In Thousands)

                                                  BROOKLYN
                                                    UNION         LILCO       PRO FORMA       PRO FORMA
                                                (AS REPORTED) (AS REPORTED)  ADJUSTMENTS       COMBINED
                                                ------------- ------------- ---------------- ------------
ASSETS
Property
Utility plant
Electric.......................................          $-     $3,882,297           $-       $3,882,297
Gas............................................    1,782,440     1,154,543            -        2,936,983
Common.........................................           -        260,268            -          260,268
Construction work in progress..................           -        112,184            -          112,184
Nuclear fuel in process and in reactor.........           -         15,454            -           15,454
Less-Accumulated depreciation and
amortization...................................     (429,476)   (1,729,576)           -       (2,159,052)
Gas exploration and production, at cost........      510,568            -             -          510,568
Less: Accumulated depletion....................     (165,414)           -             -         (165,414)
                                                 ------------- ------------- ---------------- ------------

Total Property.................................    1,698,118     3,695,170            -        5,393,288

Regulatory Assets
Base financial component (less accumulated
amortization of $757,282)......................           -      3,281,548            -        3,281,548
Rate moderation component......................           -        402,213            -          402,213
Shoreham post-settlement costs.................           -        991,795            -          991,795
Shoreham nuclear fuel..........................           -         69,113            -           69,113
Unamortized cost of issuing securities.........           -        194,151            -          194,151
Post-retirement benefits other than pensions...           -        360,842            -          360,842
Regulatory tax asset...........................           -      1,772,778        74,885 (1)   1,847,663
Other..........................................           -        199,879            -          199,879
                                                  ------------- ------------- ---------------- ------------
Total Regulatory Assets........................           -      7,272,319        74,885       7,347,204

Nonutility Property and Other Investments......      115,529        18,597            -          134,126

Current Assets
Cash and cash equivalents......................       41,921       279,993            -          321,914
Special deposits...............................           -         38,266            -           38,266
Accounts receivable-net........................      157,227       491,277            -          648,504
Materials and supplies at average cost.........       12,089        55,789            -           67,878
Fuel oil at average cost.......................           -         53,941            -           53,941
Gas in storage at average cost.................       91,813        73,562            -          165,375
Deferred tax asset.............................           -        145,205            -          145,205
Prepayments and other current assets...........       50,833         8,569            -           59,402
                                                 ------------- ------------- ---------------- ------------

Total Current Assets...........................      353,883     1,146,602            -        1,500,485
Deferred Charges...............................      122,073        76,991       (74,885)(1)     124,179
                                                ------------- ------------- ---------------- ------------
Total Assets...................................   $2,289,603   $12,209,679           $-      $14,499,282
                                                ============= ============= ================ ============

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements



                           [BUG/LILCO] HOLDING CORP.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               December 31, 1996
                                 (In Thousands)

                                                  BROOKLYN
                                                   UNION         LILCO       PRO FORMA        PRO FORMA
                                               (AS REPORTED) (AS REPORTED)  ADJUSTMENTS        COMBINED
                                               ------------- ------------- ----------------- -----------
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock..................................       $16,619      $603,921     $(619,072)(2)      $1,468
Premium on common stock.......................       533,216     1,078,581       619,072 (2)   2,230,869
Retained earnings.............................       355,973       840,867            -        1,196,840
                                                ------------- ------------- ----------------- -----------
Total Common Shareholders' Equity.............       905,808     2,523,369            -        3,429,177
Long-term debt................................       712,013     4,456,772            -        5,168,785
Preferred stock...............................         6,600       702,164            -          708,764
                                               ------------- ------------- ----------------- -----------
Total Capitalization..........................     1,624,421     7,682,305            -        9,306,726
Regulatory Liabilities
Regulatory liability component................            -        198,398            -          198,398
1989 Settlement credits.......................            -        127,442            -          127,442
Regulatory tax liability......................            -        102,887            -          102,887
Other.........................................            -        146,852            -          146,852
                                               ------------- ------------- ----------------- -----------
Total Regulatory Liabilities..................            -        575,579            -          575,579
Current Liabilities
Current maturities of long-term debt..........            -        251,000            -          251,000
Current redemption requirements of preferred
stock.........................................            -          1,050            -            1,050
Accounts payable and accrued expenses.........       143,561       289,141            -          432,702
LRPP payable..................................            -         40,499            -           40,499
Accrued taxes.................................        10,905        63,640            -           74,545
Accrued interest..............................        37,244       160,615            -          197,859
Dividends payable.............................        18,229        58,378            -           76,607
Class Settlement..............................            -         55,833            -           55,833
Customer deposits.............................        30,773        29,471            -           60,244
                                                ------------- ------------- ----------------- -----------
Total Current Liabilities.....................       240,712       949,627            -        1,190,339
Deferred Credits
Deferred federal income tax...................       282,041     2,442,606            -        2,724,647
Class Settlement..............................            -         98,497            -           98,497
Other.........................................        63,580        32,105            -           95,685
                                               ------------- ------------- ----------------- -----------
Total Deferred Credits........................       345,621     2,573,208            -        2,918,829
Operating Reserves
Pensions and other post-retirement benefits...            -        381,996            -          381,996
Claims and damages............................            -         46,964            -           46,964
                                               ------------- ------------- ----------------- -----------
Total Operating Reserves......................            -        428,960            -          428,960
Commitments and Contingencies.................            -             -             -               -
Minority Interest in Subsidiary Company.......        78,849            -             -           78,849
                                               ------------- ------------- ----------------- -----------
Total Capitalization and Liabilities..........    $2,289,603   $12,209,679           $-      $14,499,282
                                              ============= ============= ================= ===========

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements



                           [BUG/LILCO] HOLDING CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      For the Year Ended December 31, 1996
                    (In Thousands, Except Per Share Amounts)

                                                       BROOKLYN
                                                        UNION         LILCO      PRO FORMA       PRO FORMA
                                                    (AS REPORTED) (AS REPORTED) ADJUSTMENTS      COMBINED
                                                     ------------- ------------- --------------- -----------
Revenues
Electric.............................................          $-     $2,466,435           -      $2,466,435
Gas-Utility sales....................................    1,351,821       684,260           -       2,036,081
Gas production and other.............................       80,181            -            -          80,181
                                                        ------------  ------------- ------------- -----------
Total Revenues.......................................    1,432,002     3,150,695           -       4,582,697

Operating Expenses
Operations-fuel and purchased power..................      610,053       963,251           -       1,573,304
Operations-other.....................................      375,257       381,076           -         756,333
Maintenance..........................................       53,720       118,135           -         171,855
Depreciation, depletion and amortization.............       79,610       153,925           -         233,535
Base financial component amortization................           -        100,971           -         100,971
Rate moderation component amortization...............           -        (24,232)          -         (24,232)
Regulatory liability component amortization..........           -        (88,573)          -         (88,573)
Other regulatory amortization........................           -        127,288           -         127,288
Operating taxes......................................      143,296       472,076           -         615,372
Federal income taxes.................................       39,508       210,197           -         249,705
                                                        ------------- ------------- ------------- -----------
Total Operating Expenses.............................    1,301,444     2,414,114           -       3,715,558
                                                        ------------- ------------- ------------- -----------
Operating Income.....................................      130,558       736,581           -         867,139

Other Income and (Deductions)
Income from energy services investments..............       13,523            -            -          13,523
Gain on sale of investment in Canadian plant.........       16,160            -            -          16,160
Gain on sale of subsidiary stock.....................       35,437            -            -          35,437
Rate moderation component carrying charges...........           -         25,259           -          25,259
Class Settlement.....................................           -        (20,772)          -         (20,772)
Other income and deductions, net.....................       (1,188)       19,197           -          18,009
Allowance for other funds used during construction...           -          2,888           -           2,888
Federal income tax credit-deferred and other.........      (19,861)          940           -         (18,921)
                                                      ------------- ------------- -------------   -----------
Total Other Income and (Deductions)..................       44,071        27,512           -          71,583
                                                     -------------  ------------- -------------   -----------
Income Before Interest Charges.......................      174,629       764,093           -         938,722

Interest Charges
Interest on long-term debt...........................       46,803       384,198           -         431,001
Other interest.......................................        4,918        67,130           -          72,048
Allowance for borrowed funds used during
construction.........................................           -         (3,699)          -          (3,699)
                                                      -------------  ------------- -------------- -----------
Total Interest Charges...............................       51,721       447,629           -         499,350
                                                      ------------- ------------- --------------- -----------

Net Income...........................................      122,908       316,464           -         439,372
Preferred stock dividend requirements................          323        52,216           -          52,539
                                                      ------------- ------------- --------------- -----------
Earnings for Common Stock............................     $122,585      $264,248           -        $386,833
                                                      ============= ============= =============== ===========
Average Common Shares Outstanding....................       49,365       120,361      (23,711)(2)    146,015
                                                      ============= ============= =============== ===========
Earnings per Common and Equivalent Shares............        $2.48         $2.20           -           $2.65
                                                      ============= ============= =============== ===========

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements



                           [BUG/LILCO] HOLDING CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      For the Year Ended December 31, 1995
                    (In Thousands, Except Per Share Amounts)

                                                        BROOKLYN
                                                          UNION         LILCO      PRO FORMA       PRO FORMA
                                                      (AS REPORTED) (AS REPORTED) ADJUSTMENTS      COMBINED
                                                      ------------- ------------- --------------- -----------
Revenues
Electric.............................................          $-     $2,484,014           -      $2,484,014
Gas-Utility sales....................................    1,152,331       591,114           -       1,743,445
Gas production and other.............................       63,953            -            -          63,953
                                                      ------------- ------------- --------------- -----------
Total Revenues.......................................    1,216,284     3,075,128           -       4,291,412
Operating Expenses
Operations-fuel and purchased power..................      446,559       834,979           -       1,281,538
Operations-other.....................................      330,841       383,238           -         714,079
Maintenance..........................................       54,813       128,155           -         182,968
Depreciation, depletion and amortization.............       72,020       145,357           -         217,377
Base financial component amortization................           -        100,971           -         100,971
Rate moderation component amortization...............           -         21,933           -          21,933
Regulatory liability component amortization..........           -        (88,573)          -         (88,573)
Other regulatory amortization........................           -        161,605           -         161,605
Operating taxes......................................      134,718       447,507           -         582,225
Federal income taxes.................................       41,989       208,338           -         250,327
                                                      ------------- ------------- --------------- -----------
Total Operating Expenses.............................    1,080,940     2,343,510           -       3,424,450
                                                      ------------- ------------- --------------- -----------
Operating Income.....................................      135,344       731,618           -         866,962
Other Income and (Deductions)
Income from energy services investments..............        9,458            -            -           9,458
Rate moderation component carrying charges...........           -         25,274           -          25,274
Class Settlement.....................................           -        (21,669)          -         (21,669)
Other income and deductions, net.....................          151        34,400           -          34,551
Allowance for other funds used during construction...           -          2,898           -           2,898
Federal income tax credit-deferred and other.........          (51)        2,800           -           2,749
                                                      ------------- ------------- --------------- -----------
Total Other Income and (Deductions)..................        9,558        43,703           -          53,261
                                                      ------------- ------------- --------------- -----------
Income Before Interest Charges.......................      144,902       775,321           -         920,223
Interest Charges
Interest on long-term debt...........................       47,939       412,512           -         460,451
Other interest.......................................        5,128        63,461           -          68,589
Allowance for borrowed funds used during
construction.........................................           -         (3,938)          -          (3,938)
                                                      ------------- ------------- --------------- -----------
Total Interest Charges...............................       53,067       472,035           -         525,102
                                                      ------------- ------------- --------------- -----------
Net Income...........................................       91,835       303,286           -         395,121
Preferred stock dividend requirements................          337        52,620           -          52,957
                                                      ------------- ------------- --------------- -----------
Earnings for Common Stock............................      $91,498      $250,666           -        $342,164
                                                      ============= ============= =============== ===========
Average Common Shares Outstanding....................       48,211       119,195      (23,481)(2)    143,925
                                                      ============= ============= =============== ===========
Earnings per Common and Equivalent Shares............        $1.90         $2.10           -           $2.38
                                                      ============= ============= =============== ===========

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements




                           [BUG/LILCO] HOLDING CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      For the Year Ended December 31, 1994
                    (In Thousands, Except Per Share Amounts)

                                                        BROOKLYN
                                                          UNION         LILCO      PRO FORMA       PRO FORMA
                                                      (AS REPORTED) (AS REPORTED) ADJUSTMENTS      COMBINED
                                                      ------------- ------------- --------------- -----------
Revenues
Electric.............................................          $-     $2,481,637           -      $2,481,637
Gas-Utility sales....................................    1,279,638       585,670           -       1,865,308
Gas production and other.............................       58,992            -            -          58,992
                                                      ------------- ------------- --------------- -----------
Total Revenues.......................................    1,338,630     3,067,307           -       4,405,937
Operating Expenses
Operations-fuel and purchased power..................      560,657       847,986           -       1,408,643
Operations-other.....................................      330,394       406,014           -         736,408
Maintenance..........................................       54,340       134,640           -         188,980
Depreciation, depletion and amortization.............       69,611       130,664           -         200,275
Base financial component amortization................           -        100,971           -         100,971
Rate moderation component amortization...............           -        197,656           -         197,656
Regulatory liability component amortization..........           -        (88,573)          -         (88,573)
Other regulatory amortization........................           -          4,328           -           4,328
Operating taxes......................................      150,743       406,895           -         557,638
Federal income taxes.................................       40,556       181,781           -         222,337
                                                      ------------- ------------- --------------- -----------
Total Operating Expenses.............................    1,206,301     2,322,362           -       3,528,663
                                                      ------------- ------------- --------------- -----------
Operating Income.....................................      132,329       744,945           -         877,274
Other Income and (Deductions)
Income from energy services investments..............        5,689            -            -           5,689
Rate moderation component carrying charges...........           -         32,321           -          32,321
Class Settlement.....................................           -        (22,730)          -         (22,730)
Other income and deductions, net.....................          700        35,343           -          36,043
Allowance for other funds used during construction...           -          2,716           -           2,716
Federal income tax credit-deferred and other.........         (142)        5,069           -           4,927
                                                      ------------- ------------- --------------- -----------
Total Other Income and (Deductions)..................        6,247        52,719           -          58,966
                                                      ------------- ------------- --------------- -----------
Income Before Interest Charges.......................      138,576       797,664           -         936,240
Interest Charges
Interest on long-term debt...........................       46,900       437,751           -         484,651
Other interest.......................................        4,292        62,345           -          66,637
Allowance for borrowed funds used during
construction.........................................           -         (4,284)          -          (4,284)
                                                      ------------- ------------- --------------- -----------
Total Interest Charges...............................       51,192       495,812           -         547,004
                                                      ------------- ------------- --------------- -----------
Net Income...........................................       87,384       301,852           -         389,236
Preferred stock dividend requirements................          351        53,020           -          53,371
                                                      ------------- ------------- --------------- -----------
Earnings for Common Stock............................      $87,033      $248,832           -        $335,865
                                                      ============= ============= =============== ===========
Average Common Shares Outstanding....................       46,980       115,880      (22,828)(2)    140,032
                                                      ============= ============= =============== ===========
Earnings per Common and Equivalent Shares............        $1.85         $2.15           -           $2.40
                                                      ============= ============= =============== ===========

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     1. The unaudited pro forma combined condensed balance sheet as of December 31, 1996 reflects the reclassification of $74.9 million of Brooklyn Union regulatory tax assets from deferred charges to regulatory assets. All other financial statement presentation and accounting policy differences are immaterial and have not been adjusted in the unaudited pro forma combined condensed financial statements.

     2. The unaudited pro forma combined condensed financial statements reflect the conversion of each share of LILCO Common Stock outstanding into 0.803 shares of the new holding company's Common Stock and the exchange of each share of Brooklyn Union Common Stock outstanding for one share of the new holding company's Common Stock, as provided in the Share Exchange Agreement. The unaudited pro forma combined condensed financial statements are presented as if the companies were combined during all periods included therein.

     3. The allocation between Brooklyn Union and LILCO and their customers of the estimated cost savings resulting from the Binding Share Exchanges, net of the costs incurred to achieve such savings, will be subject to regulatory review and approval. Transaction costs (including fees for financial advisors, attorneys, accountants, consultants, filings and printing) are not currently estimated. None of the estimated cost savings, the costs to achieve such savings, or transaction costs, have been reflected in the unaudited pro forma combined condensed financial statements.

     4. Intercompany transactions between Brooklyn Union and LILCO during the periods presented were not material and, accordingly, no pro forma adjustments were made to eliminate such transactions.

     5. The Brooklyn Union earnings for the fiscal year ended September 30, 1996 include non-recurring income aggregating approximately $33.5 million, net of taxes, or $0.68 per share, relating to a gain on the initial public offering of a subsidiary's stock and the sale of an investment in a Canadian gas processing plant. This income was partially offset by a $7.8 million charge, net of taxes, or $0.16 per share, relating to reorganization expenses incurred by the aforementioned subsidiary.